A/P Disbursement Listing
Zany Brainy, Inc. et al
01-1744-49

                                                                    Exhibit 99.1


                  Vendor Name                         Check #          Check Amt         Check Date         Type
                  -----------                         -------          ---------         ----------         ----
Ceaco                                                  169146             5,814.00          9/4/01         Trade P
Curious Toys                                           169147            13,170.36          9/4/01         Trade P
International Playthings, Inc                          169148            16,748.37          9/4/01         Trade P
Irwin Toy Ltd                                          169149            20,010.00          9/4/01         Trade P
Knowledge Kids Enterprises, In                         169150            62,469.18          9/4/01         Trade P
Learning Resources, Inc                                169151           117,000.00          9/4/01         Trade P
Lights, Camera & Interaction                           169152            25,233.10          9/4/01         Trade P
Mag Nif Inc                                            169153             6,912.00          9/4/01         Trade P
Maxim Enterprises                                      169154             4,089.60          9/4/01         Trade P
Munchkin, Inc.                                         169155            24,596.64          9/4/01         Trade P
Natural Science Industries                             169156            14,738.14          9/4/01         Trade P
Nordevco, Inc                                          169157             3,032.64          9/4/01         Trade P
Palmer Paint Products Inc                              169158             3,015.00          9/4/01         Trade P
Smartees, Inc.                                         169159             9,478.00          9/4/01         Trade P
Sport Fun, Inc                                         169160            38,246.26          9/4/01         Trade P
Trophy Music Co                                        169161            21,951.66          9/4/01         Trade P
United California Factors                              169162            11,247.12          9/4/01         Trade P
Capelli Of New York                                    169163             4,158.00          9/4/01         Trade P
Publications International Ltd                         169164            20,583.91          9/4/01         Trade P
Chris Basler                                           169165               250.00          9/4/01         Expense
Flonetwork                                             169166             8,615.10          9/4/01         Expense
Pa Dept Of Revenue                                     169167           120,005.96          9/4/01         Tax
Learning Curve Toys, Llc                               169307           134,594.73          9/4/01         Trade P
Usps                                                     WIRE                54.17          9/4/01         Expense
Tsl                                                      WIRE           291,808.50          9/4/01         Expense
Learning Curve Toys, Llc                                 WIRE           132,000.00          9/4/01         Trade P
Stanley Greenman                                         WIRE             5,208.34          9/4/01         Expense
Stuart Katz                                              WIRE             5,208.34          9/4/01         Expense
Midland Paper, Inc.                                      WIRE           874,408.55          9/4/01         Expense
Basic Fun                                              169169             3,619.20          9/5/01         Trade P
Binary Arts                                            169170            27,930.00          9/5/01         Trade P
Encore Software                                        169171            10,080.00          9/5/01         Trade P
Idea Nuova                                             169172            41,562.42          9/5/01         Trade P
Insect Lore Products                                   169173            38,880.00          9/5/01         Trade P
Kids Ii, Inc                                           169174               300.74          9/5/01         Trade P
Lauri Inc                                              169175            13,435.92          9/5/01         Trade P
Poof/James Industries                                  169176            12,582.00          9/5/01         Trade P
Spin Master Toys                                       169177            68,650.40          9/5/01         Trade P
Us Playing Cards                                       169178             1,968.46          9/5/01         Trade P
A-Clean Window Cleaning                                169179               140.00          9/5/01         Expense
Abco Fire Protection Inc.                              169180               217.21          9/5/01         Expense
Academy Fire Protection                                169181                37.50          9/5/01         Expense
Access School                                          169182                78.40          9/5/01         Expense
Adt Security Services                                  169183               864.71          9/5/01         Expense
Aei Music Network, Inc                                 169184                19.34          9/5/01         Expense
Allen Screen And Digital Print                         169185             8,667.71          9/5/01         Expense
Ameritech-II                                           169186               216.69          9/5/01         Expense
April Hennessey                                        169187               184.79          9/5/01         Expense
Arthritis Foundation                                   169188               134.73          9/5/01         Expense
At&T                                                   169189             1,200.00          9/5/01         Expense

A/P Disbursement Listing
Zany Brainy, Inc. et al
01-1744-49

                  Vendor Name                           Check #       Check Amt         Check Date       Type
                  -----------                           -------       ---------         ----------       ----
Avm Office Coffee Services                               169190             780.81          9/5/01      Expense
Bearcat Phone & Security                                 169191              64.00          9/5/01      Expense
Black Forest School                                      169192              10.16          9/5/01      Expense
Books Pals/Sag Foundation                                169193              57.00          9/5/01      Expense
Brodart                                                  169194              19.36          9/5/01      Expense
Bsb Bank & Trust                                         169195           1,356.80          9/5/01      Expense
Children At Risk Today                                   169196              52.76          9/5/01      Expense
Childs Play Early Learning                               169197              66.40          9/5/01      Expense
Cinergy/Cg&E                                             169198               6.38          9/5/01      Expense
Citicorp Vendor Finance, Inc.                            169199             185.48          9/5/01      Expense
City Of Aurora                                           169200             129.53          9/5/01      Expense
City Of Brentwood                                        169201             115.72          9/5/01      Expense
City Of Planation                                        169202              70.13          9/5/01      Expense
Cleanway L S Inc.                                        169203             150.00          9/5/01      Expense
Comfort For Kids                                         169204             636.99          9/5/01      Expense
Comptroller Of Public Accounts                           169205          20,698.11          9/5/01      Tax
Coresource, Inc.                                         169206          56,954.71          9/5/01      Insurance
Corporate Source                                         169207             198.15          9/5/01      Expense
Craig 'N Company                                         169208             424.28          9/5/01      Expense
David Cutler Industries                                  169209             344.00          9/5/01      Expense
David E Young                                            169210             479.04          9/5/01      Expense
David Larson                                             169211           1,714.16          9/5/01      Expense
Dealila Va Soccer Club                                   169212             200.31          9/5/01      Expense
Desert Sun Child Development C                           169213              67.80          9/5/01      Expense
Doug Belden, Tax Collector                               169214              30.00          9/5/01      Expense
Duffy'S                                                  169215              26.35          9/5/01      Expense
Elaine Mcclelland                                        169216           2,917.48          9/5/01      Expense
Environmental Waste Solutions,                           169217          20,778.46          9/5/01      Expense
Facility Maintenance Services                            169218             300.00          9/5/01      Expense
Federal Express Corp                                     169219           1,950.42          9/5/01      Expense
Finn Power Inc                                           169220             234.25          9/5/01      Expense
Fpl Florida Power & Light Co                             169221           1,880.69          9/5/01      Expense
Frontier Communications                                  169222             519.70          9/5/01      Expense
Girl Scout #722                                          169223             123.94          9/5/01      Expense
Girl Scout Troop #514                                    169224              73.98          9/5/01      Expense
Girl Scout Troop #583                                    169225             196.97          9/5/01      Expense
Goodman/Landmark One                                     169226             963.76          9/5/01      rent
Great Bear                                               169227             560.60          9/5/01      Expense
Hayden Electric Contract                                 169228             131.36          9/5/01      Expense
Hinckley Spring Water Company                            169229              91.32          9/5/01      Expense
Hylan Electrical Contracting                             169230             248.63          9/5/01      Expense
Hylton Crew Boosters Club                                169231              43.47          9/5/01      Expense
Idmr Institute Of Divine Meta                            169232             120.00          9/5/01      Expense
Inacomp Computer Systems                                 169233             376.75          9/5/01      Expense
Iron Mountain                                            169234           3,712.51          9/5/01      Expense
James Miller                                             169235              37.20          9/5/01      Expense
Jason Newburger                                          169236             753.23          9/5/01      Expense
Juvenile Diabetes Research Fd                            169237              51.76          9/5/01      Expense
Kelly Trujillo                                           169238              49.80          9/5/01      Expense
Kforce.Com (Atlanta, Ga)                                 169239           7,645.36          9/5/01      Expense

A/P Disbursement Listing
Zany Brainy, Inc. et al
01-1744-49

                  Vendor Name                       Check #        Check Amt         Check Date        Type
                  -----------                       -------        ---------         ----------        ----
Kimberly Willis Holt                                 169240             313.20          9/5/01        Expense
Knoxville Area Rescue Mission                        169241              60.48          9/5/01        Expense
Knoxville Utilities Board                            169242           1,465.19          9/5/01        Expense
Lehigh Cadillac Direct                               169243          38,696.94          9/5/01        Advertise
Lipa Long Island Power Authori                       169244             391.37          9/5/01        Expense
Lou Natale                                           169245             150.00          9/5/01        Expense
Mackin & Dowd Design, Inc                            169246           2,962.70          9/5/01        Expense
March Of Dimes                                       169247             362.98          9/5/01        Expense
Maureen Moffit                                       169248             194.40          9/5/01        Expense
Max International                                    169249             636.04          9/5/01        Expense
Mbs/Multimode, Inc.                                  169250          17,548.80          9/5/01        Advertise
Mcallion Staffing Specialists                        169251             292.04          9/5/01        Expense
Metro Door Romet Mfg Inc.                            169252           1,458.34          9/5/01        Expense
Metro Tech Service Corp                              169253          13,677.54          9/5/01        Expense
Michael'S Deli                                       169254              21.47          9/5/01        Expense
Mid-Atlantic Security,Inc                            169255           1,443.45          9/5/01        Expense
Middle Tennessee Industrial Ti                       169256             287.17          9/5/01        Expense
Mile High Down Syndrome Assn                         169257             216.70          9/5/01        Expense
Minolta Business Solutions                           169258             330.34          9/5/01        Expense
Moms Club                                            169259             191.00          9/5/01        Expense
Moms Club Arrowhead Ranch                            169260               7.80          9/5/01        Expense
Moms Club Of Arrowhead Ranch W                       169261              16.80          9/5/01        Expense
Moms Club Of Custaic                                 169262              24.81          9/5/01        Expense
Nancy Belgarde                                       169263              33.46          9/5/01        Expense
New Heart Society                                    169264             418.46          9/5/01        Expense
Nora Essawi                                          169265             658.84          9/5/01        Expense
Omar Aziz                                            169266              56.71          9/5/01        Expense
Pacific Gas & Electric Co                            169267           4,318.89          9/5/01        Expense
Parents As Teachers                                  169268              71.46          9/5/01        Expense
Patricia Burns                                       169269              69.41          9/5/01        Expense
Penn Security Co                                     169270             125.00          9/5/01        Expense
Pitney Bowes Credit Corp                             169271             390.91          9/5/01        Expense
Poland Spring                                        169272             117.39          9/5/01        Expense
Powercon, Inc                                        169273           1,459.51          9/5/01        Expense
Project Hope                                         169274              37.44          9/5/01        Expense
R Griffith Assoc, Inc                                169275             968.57          9/5/01        Expense
Randstad                                             169276           1,345.63          9/5/01        Expense
Randy Hall                                           169277           2,012.00          9/5/01        Expense
Relizon                                              169278           4,530.09          9/5/01        Expense
Remco Energy                                         169279             300.00          9/5/01        Expense
Revere Suburban Realty Corp.                         169280             585.65          9/5/01        Expense
Ron Tepner-Petty Cash                                169281           1,500.00          9/5/01        Expense
Roto-Rooter-Cincinnati                               169282             200.75          9/5/01        Expense
Royal & Sunalliance                                  169283          14,989.36          9/5/01        Expense
Rpe Outsourcing, Llc                                 169284          22,916.50          9/5/01        Expense
Sfi                                                  169285              37.57          9/5/01        Expense
Sharon Demartinis                                    169286              39.41          9/5/01        Expense
Siemens Enterprise Networks, Ll                      169287           7,885.50          9/5/01        Expense
Sonitrol Of Greater Washington                       169288             363.00          9/5/01        Expense
Sonitrol Of Long Beach                               169289              98.40          9/5/01        Expense

A/P Disbursement Listing
Zany Brainy, Inc. et al
01-1744-49

                  Vendor Name                      Check #          Check Amt         Check Date        Type
                  -----------                      -------          ---------         ----------        ----
Storage Enterprises Inc.                            169290               255.00          9/5/01        Expense
Supporters Of Gymnastic Dreams                      169291               102.11          9/5/01        Expense
T&R Exterminators                                   169292                36.81          9/5/01        Expense
Tablecloth                                          169293                 2.00          9/5/01        Expense
Telespectrum Worldwide, Inc.                        169294             2,393.20          9/5/01        Expense
Tracy Phillips                                      169295               293.70          9/5/01        Expense
Trout Fishing In America                            169296             1,771.00          9/5/01        Expense
Usrefresh                                           169297                71.34          9/5/01        Expense
Vital Records Inc.                                  169298               412.94          9/5/01        Expense
Volunteer Packaging, Inc                            169299               345.88          9/5/01        Expense
W John Coats                                        169300                35.57          9/5/01        Expense
Waytek                                              169301               623.40          9/5/01        Expense
Winchester Center Llc                               169302             2,624.14          9/5/01        rent
Xcel Energy                                         169303             1,480.33          9/5/01        Expense
Zap Pest Control                                    169304                61.48          9/5/01        Expense
4Comm Inc.                                          169305             2,679.21          9/5/01        Expense
Emerson Radio Corp                                  169306               874.50          9/5/01        Trade P
California State Board Of Equa                      169308             3,524.61          9/5/01        Tax
Comptroller Of Public Accounts                      169309             2,161.65          9/5/01        Tax
Illinois Department Of Revenue                      169310             3,122.14          9/5/01        Tax
New Jersey Sales & Use Tax                          169311             7,529.07          9/5/01        Tax
New York State Sales Tax                            169312             4,243.75          9/5/01        Tax
Pa Department Of Revenue                            169313             7,733.13          9/5/01        Tax
Tennessee Depart Of Revenue                         169314             1,316.09          9/5/01        Tax
Virginia Dept Of Taxation                           169315             1,162.93          9/5/01        Tax
Wild Planet                                         169316             4,055.67          9/5/01        Trade P
Ertl Racing Champions                               169317            21,036.60          9/5/01        Trade P
Fisher Price                                        169318           465,748.66          9/5/01        Trade P
Golden Books Publishing Group                       169319            17,567.05          9/5/01        Trade P
K'Nex Industries, Inc                               169320           266,990.98          9/5/01        Trade P
Lego Systems, Inc                                   169321           363,740.53          9/5/01        Trade P
Little Tikes                                        169322           196,350.00          9/5/01        Trade P
Mattel Sales Corp.                                  169323            55,590.00          9/5/01        Trade P
P & M Products Usa                                  169324           101,412.00          9/5/01        Trade P
Pleasant Company                                    169325           123,740.32          9/5/01        Trade P
Publications International Ltd                      169326           182,490.00          9/5/01        Trade P
Random House, Inc                                   169327           231,062.86          9/5/01        Trade P
Warren Industries Inc.                              169328             7,176.00          9/5/01        Trade P
Wild Planet                                         169329           223,403.78          9/5/01        Trade P
Workman Publishing Co                               169330            63,776.80          9/5/01        Trade P
Playmobil Usa, Inc                                  169331            21,648.00          9/5/01        Trade P
Pa Dept Of Revenue                                  169332            29,033.45          9/5/01        Tax
Ballard Spahr Andrews &                             169333            20,000.00          9/5/01        Expense
Virginia Dept Of Taxation                           169334            60,481.14          9/5/01        Tax
Virginia Dept Of Taxation                           169335            70,984.69          9/5/01        Tax
Usps                                                  WIRE               133.69          9/5/01        Expense
                                                           --------------------
Total                                                              5,071,575.63
                                                           ====================

                        UNITED STATES BANKRUPTCY COURT
                            FOR DISTRICT OF DELWARE

In re Children's Product, Inc.                    Case No.     01-1747
      ------------------------
                                                  Reporting Period:    Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                                                                       ------------------------------------------------------------

                           MONTHLY OPERATING REPORT
   File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document        Explanation
REQUIRED DOCUMENTS                                                                     Form No.          Attached          Attached
Schedule of Cash Receipts and Disbursements                                         MOR-1                   No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)               MOR-1 (CON'T)           Yes               No
     Copies of bank statements                                                                              Yes               No
     Cash disbursements journals                                                                            No                No
Statement of Operations                                                             MOR-2                   Yes               No
Balance Sheet                                                                       MOR-3                   Yes               No
Status of Postpetition Taxes                                                        MOR-4                   No                No
    Copies of IRS Form 6123 or payment receipt                                                              No                No
    Copies of tax returns filed during reporting period                                                     No                No
Summary of Unpaid Postpetition Debts                                                MOR-4                   No                No
    Listing of aged accounts payable                                                                        No                No
Accounts Receivable Reconciliation and Aging                                        MOR-5                   No                No
Debtor Questionnaire                                                                MOR-5                   No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                                       Date


_______________________________________
Signature of Joint Debtor                                                 Date


_______________________________________
Signature of Authorized Individual*                                       Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re  Children's Product, Inc.                Case No. 01-1747
       ------------------------                         --------
                         Debtor                Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1
  A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                                             Operating            Payroll              Tax                   Other
                                                  #                     #                    #                     #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                                 SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                               Date       Amount     Date      Amount     Date       Amount     Date      Amount

--------------------------------------------------------------------------------
 In connection with the Transaction, substantially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
--------------------------------------------------------------------------------

CHECKS OUTSTANDING                Ck. #      Amount    Ch. #     Amount    Ck. #     Amount    Ck. #     Amount

In re  Children's Product, Inc.                Case No. 01-1747
       ------------------------                         --------
                         Debtor                Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                    Cumulative
REVENUES                                                                               Month      Filing to Date
Gross Revenues                                                                         $      -   $      3,227.1
Less:  Returns and Allowances                                                                 -                -
                                                                                       ---------  ---------------
Net Revenue                                                                            $      -   $      3,227.1
COST OF GOODS SOLD
Beginning Inventory                                                                           -                -
Add: Purchases                                                                                -                -
Add: Cost of Labor                                                                            -                -
Add: Other Costs (attach schedule)                                                            -                -
Less: Ending Inventory                                                                        -                -
Cost of Goods Sold                                                                            -                -
                                                                                       ---------  ---------------
Gross Profit                                                                           $      -   $      3,227.1
OPERATING EXPENSES
Advertising                                                                                   -                -
Auto and Truck Expense                                                                        -                -
Bad Debts                                                                                     -                -
Contributions                                                                                 -                -
Employee Benefits Programs                                                                    -                -
Insider Compensation*                                                                         -                -
Insurance                                                                                     -                -
Management Fees/Bonuses                                                                       -                -
Office Expense                                                                                -                -
Pension & Profit-Sharing Plans                                                                -                -
Repairs and Maintenance                                                                       -                -
Rent and Lease Expense                                                                        -                -
Salaries/Commissions/Fees                                                                     -                -
Supplies                                                                                      -                -
Taxes - Payroll                                                                               -                -
Taxes - Real Estate                                                                           -                -
Taxes - Other                                                                                 -                -
Travel and Entertainment                                                                      -                -
Utilities                                                                                     -                -
Other (attach schedule)                                                                       -              2.8
                                                                                       ---------  ---------------
Total Operating Expenses Before Depreciation                                                  -              2.8
Depreciation/Depletion/Amortization
                                                                                       ---------  ---------------
Net Profit (Loss) Before Other Income & Expenses                                       $      -   $      3,224.3
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                -                -
Interest Expense                                                                              -                -
Other Expense (attach schedule)                                                               -                -
                                                                                       ---------  ---------------
Net Profit (Loss) Before Reorganization Items                                          $      -   $      3,224.3
REORGANIZATION ITEMS
Professional Fees                                                                             -                -
U. S. Trustee Quarterly Fees                                                                  -                -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                  -                -
Gain (Loss) from Sale of Equipment                                                            -                -
Other Reorganization Expenses (attach schedule)                                               -                -
                                                                                       ---------  ---------------
Total Reorganization Expenses                                                                 -                -
Income Taxes                                                                                  -                -
                                                                                       ---------  ---------------
Net Profit (Loss)                                                                      $      -   $      3,224.3
                                                                                       =========  ===============

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re  Children's Product, Inc.                Case No. 01-1747
       ------------------------                         --------
                         Debtor                Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)

                                 BALANCE SHEET
                                    (000s)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                                          ASSETS                       CURRENT REPORTING MONTH    PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                          $                 -    $           5.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                -
Accounts Receivable (Net)                                                             22,964.0           19,737.0
Notes Receivable                                                                     138,129.0          138,129.0
Inventories                                                                                  -
Prepaid Expenses                                                                             -
Professional Retainers                                                                       -
Other Current Assets (attach schedule)                                                       -
                                                                           --------------------   ----------------
TOTAL CURRENT ASSETS                                                       $         161,093.0    $     157,871.5
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
                                                                           --------------------   ----------------
TOTAL PROPERTY & EQUIPMENT                                                 $                 -    $             -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
                                                                           --------------------   ----------------
TOTAL OTHER ASSETS                                                         $                 -    $             -

TOTAL ASSETS                                                               $         161,093.0    $     157,871.5
                                                                           ====================   ================

                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                   LIABILITIES AND OWNER EQUITY                        CURRENT REPORTING MONTH    PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                             -                  -
Taxes Payable (refer to FORM MOR-4)                                                          -                  -
Wages Payable                                                                                -                  -
Notes Payable                                                                                -                  -
Rent / Leases - Building/Equipment                                                           -                  -
Secured Debt / Adequate Protection Payments                                                  -                  -
Professional Fees                                                                            -                  -
Amounts Due to Insiders*                                                                     -                  -
Other Postpetition Liabilities (attach schedule)                                             -                  -
                                                                           --------------------   ----------------
TOTAL POSTPETITION LIABILITIES                                             $                 -    $             -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                 -                  -
Priority Debt                                                                                -                  -
Unsecured Debt                                                                               -                  -
                                                                           --------------------   ----------------
TOTAL PRE-PETITION LIABILITIES                                             $                 -    $             -

TOTAL LIABILITIES                                                          $                 -    $             -
OWNER EQUITY
Capital Stock                                                                                -                  -
Additional Paid-In Capital                                                           106,817.7          106,817.7
Partners' Capital Account                                                                    -                  -
Owner's Equity Account                                                                       -                  -
Retained Earnings - Pre-Petition                                                      51,053.8           51,053.8
Retained Earnings - Postpetition                                                       3,221.5                  -
Adjustments to Owner Equity (attach schedule)                                                -                  -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                         -                  -
                                                                           --------------------   ----------------
NET OWNER EQUITY                                                           $         161,093.0    $     157,871.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                       $         161,093.0    $     157,871.5
                                                                           ====================   ================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE

In re Children's Development, Inc.                 Case No.     01-1748
      ----------------------------                              -------
                                                   Reporting Period:  Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                                                                      ------------------------------------------------------------

                           MONTHLY OPERATING REPORT
                   File with Court and submit copy to United
               States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                         Document        Explanation
REQUIRED DOCUMENTS                                                                  Form No.             Attached          Attached
Schedule of Cash Receipts and Disbursements                                  MOR-1                          No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)        MOR-1 (CON'T)                  Yes               No
     Copies of bank statements                                                                              Yes               No
     Cash disbursements journals                                                                            No                No
Statement of Operations                                                      MOR-2                          Yes               No
Balance Sheet                                                                MOR-3                          Yes               No
Status of Postpetition Taxes                                                 MOR-4                          No                No
    Copies of IRS Form 6123 or payment receipt                                                              No                No
    Copies of tax returns filed during reporting period                                                     No                No
Summary of Unpaid Postpetition Debts                                         MOR-4                          No                No
    Listing of aged accounts payable                                                                        No                No
Accounts Receivable Reconciliation and Aging                                 MOR-5                          No                No
Debtor Questionnaire                                                         MOR-5                          No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------
Signature of Debtor                               Date


---------------------------------------
Signature of Joint Debtor                         Date


---------------------------------------
Signature of Authorized Individual*               Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Children's Development, Inc.            Case No.  01-1748
      ----------------------------                      -------
                           Debtor              Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1
             A bank reconciliation must be included for each bank
  account. The debtor's bank reconciliation may be substituted for this page.

                                                          Operating             Payroll             Tax             Other
                                                  #                       #                  #              #
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                       SEE RECONCILIATIONS ATTACHED.
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                                Date      Amount      Date      Amount      Date      Amount     Date      Amount

------------------------------------------------------------------------------
In connection with the Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
------------------------------------------------------------------------------

CHECKS OUTSTANDING                                 Ck. #     Amount      Ch. #       Amount     Ck. #    Amount     Ck. #     Amount


OTHER

In re Children's Development, Inc.             Case No.  01-1748
      ----------------------------                       -------
                          Debtor               Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)

                            STATEMENT OF OPERATIONS
                              (Income Statement)
                                    (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                                                       Cumulative
REVENUES                                                                             Month           Filing to Date
Gross Revenues                                                                       $          -    $     3,549.8
Less:  Returns and Allowances
                                                                                     ------------   --------------

Net Revenue                                                                          $          -    $     3,549.8
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
                                                                                     ------------   --------------
Gross Profit                                                                         $          -   $      3,549.8
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense                                                                                         1.0
Salaries/Commissions/Fees                                                                                      0.7
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                         -              2.8
                                                                                     ------------   --------------
Total Operating Expenses Before Depreciation                                                    -              4.5
Depreciation/Depletion/Amortization                                                             -             13.8
                                                                                     ------------   --------------
Net Profit (Loss) Before Other Income & Expenses                                     $          -   $      3,531.5
OTHER INCOME AND EXPENSES Other Income (attach schedule) Interest Expense Other
Expense (attach schedule)
                                                                                     ------------   --------------
Net Profit (Loss) Before Reorganization Items                                        $          -   $      3,531.5
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
                                                                                     ------------   --------------
Total Reorganization Expenses
Income Taxes
                                                                                     ------------   --------------
Net Profit (Loss)                                                                    $          -   $      3,531.5
                                                                                     ============   ==============

*"Insider" is defined in 11 U.S.C. Section 101(31).


In re Children's Development, Inc.             Case No.  01-1748
      ----------------------------                       -------
                          Debtor               Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)

                                 BALANCE SHEET

                                    (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                               BOOK VALUE AT END OF           BOOK VALUE ON
                                          ASSETS                             CURRENT REPORTING MONTH          PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                                              $         6.5
Restricted Cash and Cash Equivalents (see continuation sheet)                                       -                      -
Accounts Receivable (Net)                                                                    21,463.8               17,914.0
Notes Receivable                                                                                    -                      -
Inventories                                                                                         -                      -
Prepaid Expenses                                                                                    -                      -
Professional Retainers                                                                              -                      -
Other Current Assets (attach schedule)                                                              -                      -
                                                                                         ------------           ------------
TOTAL CURRENT ASSETS                                                                     $   21,463.8           $   17,920.5
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                      -                      -
Machinery and Equipment                                                                             -                      -
Furniture, Fixtures and Office Equipment                                                            -                      -
Leasehold Improvements                                                                              -                      -
Vehicles                                                                                            -                      -
Less Accumulated Depreciation                                                                       -                      -
                                                                                         ------------           ------------
TOTAL PROPERTY & EQUIPMENT                                                               $          -           $          -
OTHER ASSETS
Loans to Insiders*                                                                                  -                      -
Other Assets (attach schedule)                                                                      -                  170.0
                                                                                         ------------           ------------
TOTAL OTHER ASSETS                                                                       $          -           $      170.0

TOTAL ASSETS                                                                             $   21,463.8           $   18,090.5
                                                                                         ============           ============

                                                                                 BOOK VALUE AT END OF         BOOK VALUE ON
                               LIABILITIES AND OWNER EQUITY                    CURRENT REPORTING MONTH        PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                    -                      -
Taxes Payable (refer to FORM MOR-4)                                                                 -                      -
Wages Payable                                                                                       -                      -
Notes Payable                                                                                       -                      -
Rent / Leases - Building/Equipment                                                                  -                      -
Secured Debt / Adequate Protection Payments                                                         -                      -
Professional Fees                                                                                   -                      -
Amounts Due to Insiders*                                                                            -                      -
Other Postpetition Liabilities (attach schedule)                                                    -                      -
                                                                                         ------------          -------------
TOTAL POSTPETITION LIABILITIES                                                           $          -          $           -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                        -                      -
Priority Debt                                                                                       -                      -
Unsecured Debt                                                                                      -                      -
                                                                                         ------------          -------------
TOTAL PRE-PETITION LIABILITIES                                                           $          -          $           -

TOTAL LIABILITIES                                                                        $          -          $           -
OWNER EQUITY
Capital Stock                                                                                       -                      -
Additional Paid-In Capital                                                                        5.0                    5.0
Partners' Capital Account                                                                           -                      -
Owner's Equity Account                                                                              -                      -
Retained Earnings - Pre-Petition                                                             18,085.5               18,085.5
Retained Earnings - Postpetition                                                              3,373.3                      -
Adjustments to Owner Equity (attach schedule)                                                       -                      -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                                -                      -
                                                                                         ------------          -------------
NET OWNER EQUITY                                                                         $   21,463.8          $    18,090.5

TOTAL LIABILITIES AND OWNERS' EQUITY                                                     $   21,463.8          $    18,090.5
                                                                                         ============          =============

*"Insider" is defined in 11 U.S.C. Section 101(31).

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE

In re Noodle Kidoodle d/b/a Zany Brainy, Inc.       Case No.  01-1744
      ---------------------------------------                 -------
                                                    Reporting Period:  Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                                                                      ------------------------------------------------------------


                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month



Submit copy of report to any official committee appointed in the case.

                                                                                                       Document        Explanation
REQUIRED DOCUMENTS                                                               Form No.              Attached          Attached
Schedule of Cash Receipts and Disbursements                                   MOR-1                       No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CON'T)               No                No
     Copies of bank statements                                                                            No                No
     Cash disbursements journals                                                                          No                No
Statement of Operations                                                       MOR-2                       No                No
Balance Sheet                                                                 MOR-3                       No                No
Status of Postpetition Taxes                                                  MOR-4                       No                No
     Copies of IRS Form 6123 or payment receipt                                                           No                No
     Copies of tax returns filed during reporting period                                                  No                No
Summary of Unpaid Postpetition Debts                                          MOR-4                       No                No
     Listing of aged accounts payable                                                                     No                No
Accounts Receivable Reconciliation and Aging                                  MOR-5                       No                No
Debtor Questionnaire                                                          MOR-5                       No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                     Date


_______________________________________
Signature of Joint Debtor                               Date


_______________________________________
Signature of Authorized Individual*                     Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE

In re Children's Distribution, LLC       Case No.   01-1746
      ----------------------------                  -------
                                         Reporting Period:  Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                                                            -----------------------------------------------------------

                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                        Document        Explanation
REQUIRED DOCUMENTS                                                               Form No.               Attached          Attached
Schedule of Cash Receipts and Disbursements                                    MOR-1                       No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CON'T)               No                No
     Copies of bank statements                                                                             No                No
     Cash disbursements journals                                                                           No                No
Statement of Operations                                                        MOR-2                       No                No
Balance Sheet                                                                  MOR-3                       No                No
Status of Postpetition Taxes                                                   MOR-4                       No                No
     Copies of IRS Form 6123 or payment receipt                                                            No                No
     Copies of tax returns filed during reporting period                                                   No                No
Summary of Unpaid Postpetition Debts                                           MOR-4                       No                No
     Listing of aged accounts payable                                                                      No                No
Accounts Receivable Reconciliation and Aging                                   MOR-5                       No                No
Debtor Questionnaire                                                           MOR-5                       No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                         Date


_______________________________________
Signature of Joint Debtor                                   Date


_______________________________________
Signature of Authorized Individual*                         Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                        UNITED STATES BANKRUPTCY COURT
                           FOR DISTRICT OF DELAWARE

In re Zany Brainy Direct LLC         Case No.  01-1745
      ----------------------                   -------
                                     Reporting Period: Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                                                       -----------------------------------------------------------


                           MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month



Submit copy of report to any official committee appointed in the case.

                                                                                                       Document        Explanation
REQUIRED DOCUMENTS                                                               Form No.              Attached          Attached
Schedule of Cash Receipts and Disbursements                                    MOR-1                      No                No
     Bank Reconciliation (or copies of debtor's bank reconciliations)          MOR-1 (CON'T)              No                No
     Copies of bank statements                                                                            No                No
     Cash disbursements journals                                                                          No                No
Statement of Operations                                                        MOR-2                      No                No
Balance Sheet                                                                  MOR-3                      No                No
Status of Postpetition Taxes                                                   MOR-4                      No                No
     Copies of IRS Form 6123 or payment receipt                                                           No                No
     Copies of tax returns filed during reporting period                                                  No                No
Summary of Unpaid Postpetition Debts                                           MOR-4                      No                No
     Listing of aged accounts payable                                                                     No                No
Accounts Receivable Reconciliation and Aging                                   MOR-5                      No                No
Debtor Questionnaire                                                           MOR-5                      No                No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                    Date


_______________________________________
Signature of Joint Debtor                              Date


_______________________________________
Signature of Authorized Individual*                    Date


John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re  Zany Brainy Direct LLC                  Case No. 01-1745
       ----------------------                           -------
                       Debtor                  Reporting Period:  Fiscal Month September 2001 (September 2, 2001 to October 6, 2001)
                                                                  -----------------------------------------------------------------

                             BANK RECONCILIATIONS
                         Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                        Operating              Payroll                     Tax                       Other
                                    #                #                         #                         #
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)         N/A
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
  balance per books

DEPOSITS IN TRANSIT                 Date        Amount        Date        Amount        Date        Amount        Date        Amount





CHECKS OUTSTANDING                  Ck. #       Amount        Ch. #       Amount        Ck. #       Amount        Ck. #       Amount


--------------------------------------------------------------------------------
In connection  with the Transaction, substabtially all of the assets, including cash, was transferred to The Right Start, Inc. on September 6, 2001
--------------------------------------------------------------------------------